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                                                                  EXECUTION COPY
                                                               DECEMBER 18, 2001

                        MORTGAGE LOAN PURCHASE AGREEMENT


     Mortgage Loan Purchase Agreement, dated as of December 5, 2001 (the "Agreement"), between UBS Warburg Real Estate Investments Inc. (together with its successors and permitted assigns hereunder, the "Seller"), UBS Principal Finance LLC, a Delaware limited liability company, as an additional party responsible for the Seller's obligations hereunder (in such capacity, together with its successors and permitted assigns hereunder, the "Additional Party"), and Structured Asset Securities Corporation (together with its successors and permitted assigns hereunder, the "Purchaser").

     The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of December 11, 2001, among the Purchaser as depositor, First Union National Bank as master servicer (the "Master Servicer"), Lend Lease Asset Management, L.P. as special servicer (the "Special Servicer"), LaSalle Bank National Association as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

     The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers Inc. ("Lehman"), UBS Warburg LLC ("UBSW") and Credit Suisse First Boston Corporation (collectively in such capacity, the "Underwriters"), whereby the

     Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman and UBSW (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

     In connection with the transactions contemplated hereby, the Seller, UBS
(USA), Inc. (the "Co-Indemnitor"), the Purchaser, the Underwriters and the Placement Agents have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

     SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $559,042,320 (the "Initial UBS Pool Balance") as of the close of

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business on December 11, 2001 (the "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on December 18, 2001 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans
shall consist of: (A) a cash amount equal to    % of the Initial UBS Pool
Balance, plus interest accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date; and (B) Certificates representing a [o]% Percentage Interest in each of the Class R-I, Class R-II and Class R-III Certificates (all such Residual Interest Certificates, the "Seller's Residual Interest Certificates").

     SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date (other than the primary servicing rights). The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

     (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

     (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement. Concurrently with such delivery, the Seller shall deliver copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan to the Master Servicer and the Special Servicer.

     (d) The Seller shall, through an Independent third party (the "Recording/Filing Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording or filing, as applicable, information is available to the Recording/Filing Agent), cause (i) each assignment of Mortgage, each assignment of Assignment of Leases and each UCC-2 and UCC-3 assignment, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, and
(ii) such assignments to be delivered to the Trustee following their return by the applicable public recording or filing office, as the case may be, with copies of such returned assignments to be delivered to the Master Servicer on a monthly basis. If any such document or instrument is lost or returned unrecorded or unfiled, as the case

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may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

     The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing Agent.

     (e) All documents and records relating to the Mortgage Loans and in the Seller's possession or under its control (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee and that are reasonably necessary for the servicing of each such Mortgage Loan or otherwise reasonably requested by the Master Servicer in connection with its duties under the Pooling and Servicing Agreement, together with all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans and a statement indicating which Escrow Payments and Reserve Funds are allocable to each Mortgage Loan, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer).

     (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

     (g) The Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.

     SECTION 3. Representations, Warranties and Covenants of Seller and Additional Party.

     (a) Each of the Seller and the Additional Party (each, for purposes of this Section 3(a), a "Representing Party") hereby represent and warrant to and covenant with the Purchaser, as of the date hereof, that:

          (i) The Representing Party is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Representing Party and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Representing Party, enforceable against the Representing


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     Party in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Representing Party and the Representing Party's performance and compliance with the terms of this Agreement will not (A) violate the Representing Party's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Representing Party is a party or by which the Representing Party is bound.

          (iv) The Representing Party is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Representing Party or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (v) The Representing Party is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate or limited liability company (as applicable) restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the ability of the Representing Party to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Representing Party or the performance by the Representing Party of its obligations under this Agreement.

          (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by
     Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Representing Party of or compliance by the Representing Party with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

          (vii) No litigation is pending or, to the best of the Representing Party's knowledge, threatened against the Representing Party that would, in the Representing Party good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Representing Party of its obligations under this Agreement.

          (viii) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Representing Party are pending or contemplated.



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     In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

          (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

          (ii) The Seller will acquire the Seller's Residual Interest Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

          (iii) The Seller understands that (A) the Seller's Residual Interest Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws,
     (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

          (iv) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual Interest Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

          (v) Neither the Seller nor anyone acting on its behalf has (A) offered, transferred, pledged, sold or otherwise disposed of any Seller's Residual Interest Certificate, any


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     interest in a Seller's Residual Interest Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner,
     (C) otherwise approached or negotiated with respect to any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security with any person in any manner,
     (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above) would constitute a distribution of the Seller's Residual Interest Certificates under the Securities Act, would render the disposition of the Seller's Residual Interest Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

          (vi) The Seller has been furnished with all information regarding (A) the Purchaser, (B) the Seller's Residual Interest Certificates and distributions thereon, (C) the nature, performance and servicing of the Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund, and (E) all related matters, that it has requested.

          (vii) The Seller is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Seller's Residual Interest Certificates; the Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

          (viii) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

          (ix) The Seller is a United States Tax Person and is not a Disqualified Organization.

     (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

     SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller and the Additional Party as of the date hereof that:

          (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

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          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller and the Additional Party, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents,
     (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

          (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

     SECTION 5. Notice of Breach; Cure; Repurchase.

     (a) If the Seller or the Additional Party discovers or receives notice of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach", as the case may be), then (subject to Section 5(b)) the Seller shall, within 90 days after its discovery or receipt of notice of such Material Document Defect or Material Breach (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period") , (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (i) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing


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Date, is or will continue to be a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, then the Seller shall have such additional 90-day period (the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property). Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller and the Additional Party shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller or the Additional Party discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

     (b) If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until the Purchaser or its designee has received from the Seller (A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Certificates; and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, materially and adversely affects the interests of the Purchaser in any Mortgage Loan, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

     It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such

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ownership interest was transferred to the Purchaser hereunder. If any Mortgage
Loan is to be repurchased as contemplated by Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

     (c) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan, constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

     SECTION 6. Obligations of the Additional Party. The Additional Party hereby covenants and agrees with the Purchaser that the Additional Party shall be liable to the Purchaser and any designee thereof to the same extent as the Seller as set forth herein, for all the obligations of the Seller hereunder, including, without limitation, the Seller's obligation to repurchase a Mortgage Loan pursuant to Sections 5 hereof. The Additional Party further agrees that the Purchaser shall not be bound or obligated to initially request the Seller to perform any of its obligations hereunder, but may instead initially request Additional Party to perform such obligations. Additionally, the Additional Party agrees that the Purchaser shall not be bound or obligated in anyway to exhaust recourse against the Seller before being entitled to demand the performance by the Additional Party of its obligations hereunder. Performance by the Additional party of any of the Seller's obligations hereunder shall be deemed to be performance thereof by the Seller.

     SECTION 7. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood, 875 Third Avenue, New York, New York 10022 at 10:00 A.M., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

     (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

     (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

     (c) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

     (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

     (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

     (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

     (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

     SECTION 8. Closing Documents. The Closing Documents shall consist of the following:

     (a) This Agreement duly executed by the Purchaser, the Additional Party and the Seller;

     (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

     (c) The Indemnification Agreement duly executed by the parties thereto;

     (d) Certificates of each of the Seller and the Additional Party, executed by a duly authorized officer of the Seller or the Additional Party, as the case may be, and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller or the Additional Party, as the case may be, in this Agreement and of the Seller in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller or the Additional Party, as the case may be, has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

     (e) An Officer's Certificate from an officer of each of the Seller and the Additional Party, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller or the Additional Party, as the case may be, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

     (f) As certified by an officer of each of the Seller and the Additional Party, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the Indemnification Agreement, (ii) the organizational documents of the Seller or the Additional Party, as the case may be, and (iii) a certificate of good standing of the Seller or the Additional Party, as the case may be, issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

     (g) A Certificate of the Co-Indemnitor, executed by a duly authorized officer of the Co-Indemnitor and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that the representations and warranties of the Co-Indemnitor in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

     (h) An Officer's Certificate from an officer of the Co-Indemnitor, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Co-Indemnitor, signed the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

     (i) As certified by an officer of the Co-Indemnitor, true and correct copies of (i) the resolutions of the board of directors authorizing the Co-Indemnitor's entering into the transactions contemplated by the Indemnification Agreement, (ii) the organizational documents of the Co-Indemnitor, and (iii) a certificate of good standing of the Co-Indemnitor issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

     (j) A favorable opinion of Cadwalader, Wickersham & Taft, special counsel to the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-1, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Cadwalader, Wickersham & Taft as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

     (k) A favorable opinion of in-house counsel to each of the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

     (l) In connection with the Seller's receipt of the Seller's Residual Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement; and

     (m) Such further certificates, opinions and documents as the Purchaser may reasonably request.

     SECTION 9. Costs. [o]% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the Placement Agents and the seller of the Other Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable by the Seller.

     SECTION 10. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in

Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and (vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

     SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller, the Additional Party and/or the Co-Indemnitor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

     SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

     SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

     SECTION 16. Further Assurances. The Seller, the Additional Party and the Purchaser agree to execute and deliver such instruments and take such further actions as any other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 17. Successors and Assigns. The rights and obligations of the Seller and the Additional Party under this Agreement shall not be assigned by the Seller or the Additional Party without the prior written consent of the Purchaser, except that any person into which the Seller or the Additional Party, as the case may be, may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Additional Party, as the case may be, is a party, or any person succeeding to all or substantially all of the business of the Seller or the Additional Party, shall be the successor to the Seller or the Additional Party, as the case may be, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

     SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's and the Additional Party's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller or the Additional Party, as applicable, has consented to such amendment or modification in writing.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                 SELLER

                                 UBS WARBURG REAL ESTATE INVESTMENTS INC.


                                 By:
                                    ------------------------------------------
                                    Name:
                                    Title:


                                 By:
                                    ------------------------------------------
                                    Name:
                                    Title:

                                 Address for Notices:
                                 1285 Avenue of the Americas, 11th Floor
                                 New York, New York 10019
                                 Attention:  Ahmed Alali
                                 Telecopier No.: (212) 713-8518



                                 ADDITIONAL PARTY

                                 UBS PRINCIPAL FINANCE LLC

                                 By:
                                    ------------------------------------------
                                    Name:
                                    Title:


                                 By:
                                    ------------------------------------------
                                    Name:
                                    Title:

                                 Address for Notices:
                                 1285 Avenue of the Americas, 11th Floor
                                 New York, New York 10019
                                 Attention:  Ahmed Alali
                                 Telecopier No.: (212) 713-8518

                                 PURCHASER

                                 STRUCTURED ASSET SECURITIES CORPORATION


                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 Address for Notices:
                                 Structured Asset Securities Corporation
                                 101 Hudson Street
                                 Jersey City, New Jersey 07302
                                 Attention:  Tricia Hall
                                 Telecopier No.:  (201) 524-4000

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                   LB-UBS Commercial Mortgage Trust 2001-C7

    MORTGAGE
   LOAN NUMBER                            PROPERTY NAME                                                 ADDRESS
        1         The UBS Warburg Building                                      299 Park Avenue
        8         Hadley Shopping Center                                        4951 Stelton Road
        9         Torrance Executive Plaza East                                 3400-3528 Torrance Boulevard
       10         Meadows Corporate Park                                        12501, 12510, and 12520 Propserity Drive
       11         Court Tower Office Building                                   210 West Pennsylvania Avenue
       14         Lordens Plaza Shopping Center                                 586 Nashua Street
       15         Torrance Executive Plaza West                                 3828-3858 Carson Street
       18         Catonsville Plaza Shopping Center                             5447 Baltimore National Pike
       19         Interstate Office Park                                        4542 Ruffner Street and 7675 Dagget Street
       21         Navistar Industrial Building                                  4612 Navistar Drive
       25         300 Park Office Building                                      300 Park Street
       28         MacDade Mall                                                  2600 MacDade Boulevard
       29         Playhouse Square                                              275-295 Post Road East
       30         3230 Scott Boulevard                                          3230 Scott Boulevard
       31         525 East Colorado Boulevard                                   525 East Colorado Boulevard
       32         Adams Business Park                                           2900 Adams Street
       33         Victorian Inn                                                 487 Foam Street
       36         Spindrift Inn                                                 625 Cannery Row
       38         Nazareth Plaza                                                859 Nazareth Pike
       39         Monterey Bay Inn                                              242 Cannery Row
       42         Bridgeview Plaza Shopping Center                              605 U.S. Route 9W
       43         1290 East Main Street                                         1290 East Main Street
       45         The Market Place                                              8063 Jericho Turnpike
       46         South Orange Plaza                                            76 South Orange Avenue
       48         Lake Hills Office Plaza                                       23141 Moulton Parkway
       49         Renata & Ferncrest Apartments                                 Various
       50         Food 4 Less - Harbor City                                     851 West Sepulveda Boulevard
       59         Washington Square Shopping Center                             West Washington Street and Wolfe Nursery Road
       61         Foxtail Center                                                1924-1964 York Road
       62         Rockwest Corporate Park                                       1001 &1005 West Fayette Street
       63         Callaway Plaza                                                129-225 South Tyndall Parkway
       69         Maple Oaks Estates Apartments                                 2667 Audubon Drive
       70         Bryan Dairy Road Industrial Facility                          8145-8155 Bryan Dairy Road
       76         Skippack Square                                               4284 Township Line Road
       78         Walgreens - Ft. Lauderdale                                    601 East Commercial Boulevard
       80         Norwood Apartments                                            1417 N Street NW
       82         Chancellor Shopping Center                                    3535 West Dunlap Avenue
       86         Wylds Woods Apartments                                        1508 Wylds Court
       87         Washington Mutual Bank Building                               8450 Van Nuys Boulevard
       88         Willow Wood Apartments                                        5151 South Willow Drive
       89         20 Carter Drive                                               20 Carter Drive
       93         The Allman Building                                           1701 Walnut Street
       94         Northgate Shopping Center                                     9308 North Lamar Boulevard
       95         Centennial Plaza 1                                            8300 Old Courthouse Road
       96         Greenwich Properties                                          Various
       97         Bank of America Building                                      1500 South Dixie Highway
       98         Budget Storage                                                4915 East Galley Road
       103        Oak Cluster West Apartments                                   5453 Oak Cluster Terrace
       104        Murrieta Springs Plaza                                        25296 and 25320 Madison Avenue
       106        Precision Office                                              1609 Precision Drive
       107        6305 Sunset Corporate Drive                                   6305 Sunset Corporate Drive
       109        Petersburg Place Apartments                                   3622 Old Petersburg Road
       110        The Waldo Building                                            204 West 8th Street
       113        America U Stor-It                                             4524 US Highway 1 North

    MORTGAGE                                                                 DATE                      P&I
   LOAN NUMBER            CITY            STATE       ZIP CODE             BALANCE                   PAYMENT
        1         New York             NY               10171                216,000,000.00               1,431,255.49
        8         South Plainfield     NJ               07080                 20,445,865.22                 141,937.86
        9         Torrance             CA               90071                 19,015,205.92                 132,219.00
       10         Silver Spring        MD               20904                 17,636,093.88                 119,806.12
       11         Towson               MD               21204                 17,005,874.96                 118,982.66
       14         Milford              NH               03055                 16,357,017.80                 113,886.11
       15         Torrance             CA               90503                 15,105,304.08                 105,032.16
       18         Catonsville          MD               21229                 14,413,449.87                 101,730.02
       19         San Diego            CA               92111                 13,981,398.07                  96,456.10
       21         Frederick            MD               21703                 13,457,622.52                  94,209.14
       25         Birmingham           MI               48009                  9,542,550.08                  65,147.84
       28         Holmes               PA               19043                  8,969,861.77                  65,342.82
       29         Westport             CT               06880                  8,973,228.23                  64,042.30
       30         Santa Clara          CA               95052                  8,215,327.96                  58,876.13
       31         Pasadena             CA               91101                  8,177,108.53                  59,655.02
       32         Riverside            CA               92504                  8,029,638.15                  56,673.13
       33         Monterey             CA               93940                  7,876,139.31                  60,320.76
       36         Monterey             CA               93940                  7,701,667.87                  58,984.54
       38         Nazareth             PA               18064                  7,334,650.06                  50,789.67
       39         Monterey             CA               93940                  6,854,235.14                  52,494.34
       42         Highland             NY               12528                  6,584,186.80                  47,420.11
       43         Stamford             CT               06902                  6,386,227.15                  43,659.28
       45         Woodbury             NY               11797                  6,183,652.19                  42,952.93
       46         South Orange         NJ               07079                  5,992,324.24                  41,952.87
       48         Laguna Hills         CA               92653                  5,842,516.13                  40,904.05
       49         Cincinnati           OH               45211                  5,748,302.01                  40,274.76
       50         Harbor City          CA               90502                  5,650,487.21                  53,902.43
       59         Stephenville         TX               76401                  4,886,370.91                  34,191.59
       61         Timonium             MD               21093                  4,793,859.39                  33,562.30
       62         Syracuse             NY               13204                  4,479,282.72                  34,194.34
       63         Callaway             FL               32404                  4,453,128.79                  35,369.38
       69         Middletown           OH               45044                  3,954,436.10                  26,679.25
       70         Largo                FL               33777                  3,750,920.58                  26,937.10
       76         Skippack             PA               19473                  3,243,337.65                  22,635.52
       78         Fort Lauderdale      FL               33334                  3,086,717.79                  22,647.24
       80         Washington           DC               20005                  2,995,913.10                  20,465.29
       82         Phoenix              AZ               85051                  2,912,501.63                  23,352.18
       86         Augusta              GA               30909                  2,742,442.50                  18,741.20
       87         Panorama City        CA               91402                  2,662,343.39                  18,891.02
       88         Houston              TX               77035                  2,650,506.92                  19,272.34
       89         Guilford             CT               06437                  2,539,311.86                  18,215.68
       93         Philadelphia         PA               19103                  2,245,398.35                  15,686.13
       94         Austin               TX               78753                  2,235,146.49                  17,365.87
       95         Vienna               VA               22182                  2,169,747.93                  15,581.97
       96         Syracuse             NY              Various                 2,143,029.80                  17,809.90
       97         Coral Gables         FL               33146                  2,122,105.10                  14,496.25
       98         Colorado Springs     CO               80915                  2,067,118.62                  16,015.19
       103        Orlando              FL               32808                  1,544,346.21                  11,104.39
       104        Murrieta             CA               92562                  1,425,197.60                  10,026.69
       106        Plano                TX               75074                  1,396,530.73                   9,933.20
       107        Las Vegas            NV               89120                  1,375,476.19                   9,670.51
       109        Martinez             GA               30907                  1,290,932.64                  10,385.45
       110        Cincinnati           OH               45202                  1,248,451.27                   8,847.42
       113        St. Augustine        FL               32084                  1,147,830.75                   8,875.89



    MORTGAGE                              REMAINING                              REMAINING            INTEREST
   LOAN NUMBER         MORTGAGE            TERM TO           MATURITY-       AMORTIZATION TERM     ACCRUAL BASIS
                         RATE             MATURITY              ARD
        1               6.960                118                  10/11/11          360               Act/360
        8               7.400                116                   8/11/11          356               Act/360
        9               7.430                118                  10/11/11          358               Act/360
       10               7.200                119                  11/11/11          359               Act/360
       11               7.480                116                   8/11/11          356               Act/360
       14               7.430                116                   8/11/11          356               Act/360
       15               7.430                118                  10/11/11          358               Act/360
       18               7.570                116                   8/11/11          356               Act/360
       19               7.350                118                  10/11/11          358               Act/360
       21               7.480                115                   7/11/11          355               Act/360
       25               7.250                119                  11/11/11          359               Act/360
       28               7.300                117                   9/11/11          297               Act/360
       29               7.680                115                   7/11/11          355               Act/360
       30               7.710                112                   4/11/11          353               Act/360
       31               7.910                115                   7/11/11          355               Act/360
       32               7.570                116                   8/11/11          356               Act/360
       33               7.875                117                   9/11/11          297               Act/360
       36               7.875                117                   9/11/11          297               Act/360
       38               7.380                117                   9/11/11          357               Act/360
       39               7.875                117                   9/11/11          297               Act/360
       42               7.780                56                    8/11/06          356               Act/360
       43               7.250                81                    9/11/08          357               Act/360
       45               7.406                116                   8/11/11          356               Act/360
       46               7.500                118                  10/11/11          358               Act/360
       48               7.500                118                  10/11/11          358               Act/360
       49               7.500                117                   9/11/11          357               Act/360
       50               7.680                114                   6/11/11          174               Act/360
       59               7.500                119                  11/11/11          359               Act/360
       61               7.500                118                  10/11/11          358               Act/360
       62               7.850                119                  11/11/11          298               Act/360
       63               8.740                99                     3/6/10          339               Act/360
       69               7.125                118                  10/11/11          358               Act/360
       70               7.750                116                   8/11/11          356               Act/360
       76               7.460                117                   9/11/11          357               Act/360
       78               7.370                116                   8/11/11          296               Act/360
       80               7.250                118                  10/11/11          358               Act/360
       82               8.875                104                   8/11/10          344               Act/360
       86               7.240                116                   8/11/11          356               Act/360
       87               7.625                116                   8/11/11          356               Act/360
       88               7.875                115                   7/11/11          355               Act/360
       89               7.720                113                   5/11/11          353               Act/360
       93               7.470                117                   9/11/11          357               Act/360
       94               8.000                113                   5/11/11          293               Act/360
       95               7.750                116                   8/11/11          356               Act/360
       96               7.870                118                  10/11/11          238               Act/360
       97               7.250                118                  10/11/11          358               Act/360
       98               8.000                116                   8/11/11          296               Act/360
       103              7.750                114                   6/11/11          354               Act/360
       104              7.550                118                  10/11/11          358               Act/360
       106              7.650                116                   8/11/11          356               Act/360
       107              7.530                116                   8/11/11          356               Act/360
       109              7.390                116                   8/11/11          236               Act/360
       110              7.625                118                  10/11/11          358               Act/360
       113              8.000                118                  10/11/11          298               Act/360


    MORTGAGE        ADMINISTRATIVE       PRIMARY                                                MORTGAGE
   LOAN NUMBER        COST RATE       SERVICING FEE              GROUND LEASE?                LOAN SELLER                DEFEASANCE
        1               0.0545            0.025       Fee Simple                                  UBS          Defeasance
        8               0.0545            0.025       Fee Simple                                  UBS          Defeasance
        9               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       10               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       11               0.0545            0.025       Fee Simple                                  UBS          Yield Maintenance
       14               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       15               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       18               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       19               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       21               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       25               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       28               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       29               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       30               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       31               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       32               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       33               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       36               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       38               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       39               0.0545            0.025       Fee Simple/Leasehold                        UBS          Defeasance
       42               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       43               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       45               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       46               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       48               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       49               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       50               0.0545            0.025       Leasehold                                   UBS          Defeasance
       59               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       61               0.0545            0.025       Fee Simple                                  UBS          Yield Maintenance
       62               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       63               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       69               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       70               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       76               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       78               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       80               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       82               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       86               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       87               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       88               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       89               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       93               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       94               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       95               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       96               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       97               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       98               0.0545            0.025       Fee Simple                                  UBS          Defeasance
       103              0.0545            0.025       Fee Simple                                  UBS          Defeasance
       104              0.0545            0.025       Fee Simple                                  UBS          Defeasance
       106              0.0545            0.025       Fee Simple                                  UBS          Defeasance
       107              0.0545            0.025       Fee Simple                                  UBS          Defeasance
       109              0.0545            0.025       Fee Simple                                  UBS          Defeasance
       110              0.0545            0.025       Fee Simple                                  UBS          Defeasance
       113              0.0545            0.025       Fee Simple                                  UBS          Defeasance


                                                                                                                CREDIT
                                                                                                                LEASE
                                                                                                                 LOAN
                                                                                                               (TENANT,
    MORTGAGE                                              ANTICIPATED                                         GUARANTOR
   LOAN NUMBER                    ARD                   REPAYMENT DATE              ARD                        OR RATED
                               MORTGAGE                                           SPREAD                        PARTY)
                                 LOAN
        1                         Yes                            10/11/11          2.000                          No
        8                         No                                               0.000                          No
        9                         Yes                            10/11/11          2.000                          No
       10                         Yes                            11/11/11          2.000                          No
       11                         Yes                             8/11/11          2.000                          No
       14                         No                                               0.000                          No
       15                         Yes                            10/11/11          2.000                          No
       18                         Yes                             8/11/11          2.000                          No
       19                         No                                               0.000                          No
       21                         Yes                             7/11/11          2.000                          No
       25                         No                                               0.000                          No
       28                         No                                               0.000                          No
       29                         No                                               0.000                          No
       30                         Yes                             4/11/11          2.000                          No
       31                         Yes                             7/11/11          2.000                          No
       32                         Yes                             8/11/11          2.000                          No
       33                         No                                               0.000                          No
       36                         No                                               0.000                          No
       38                         No                                               0.000                          No
       39                         No                                               0.000                          No
       42                         No                                               0.000                          No
       43                         No                                               0.000                          No
       45                         Yes                             8/11/11          2.000                          No
       46                         Yes                            10/11/11          2.000                          No
       48                         No                                               0.000                          No
       49                         Yes                             9/11/11          2.000                          No
       50                         No                                               0.000                          No
       59                         Yes                            11/11/11          2.000                          No
       61                         Yes                            10/11/11          2.000                          No
       62                         Yes                            11/11/11          2.000                          No
       63                         No                                               0.000                          No
       69                         No                                               0.000                          No
       70                         Yes                             8/11/11          2.000                          No
       76                         Yes                             9/11/11          2.000                          No
       78                         No                                               0.000                          No
       80                         No                                               0.000                          No
       82                         No                                               0.000                          No
       86                         No                                               0.000                          No
       87                         Yes                             8/11/11          2.000                          No
       88                         No                                               0.000                          No
       89                         No                                               0.000                          No
       93                         No                                               0.000                          No
       94                         No                                               0.000                          No
       95                         No                                               0.000                          No
       96                         No                                               0.000                          No
       97                         Yes                            10/11/11          2.000                          No
       98                         No                                               0.000                          No
       103                        No                                               0.000                          No
       104                        No                                               0.000                          No
       106                        No                                               0.000                          No
       107                        No                                               0.000                          No
       109                        No                                               0.000                          No
       110                        No                                               0.000                          No
       113                        No                                               0.000                          No


                               LEASE                         RESIDUAL
    MORTGAGE                ENHANCEMENT                       VALUE                                         MORTGAGE LOAN
   LOAN NUMBER                POLICY                        INSURANCE            CROSS COLLATERALIZED      SELLER LOAN ID
        1                                                      Yes               No                             UBS8454
        8                                                      Yes               No                             UBS8228
        9                                                      Yes               Yes - Torrance                 UBS8241
       10                                                      Yes               No                             UBS8523
       11                                                       No               No                             UBS8227
       14                                                      Yes               No                             UBS8196
       15                                                      Yes               Yes - Torrance                 UBS8243
       18                                                       No               No                             UBS8185
       19                                                      Yes               No                             UBS8192
       21                                                       No               No                             UBS8325
       25                                                      Yes               No                             UBS8272
       28                                                      Yes               No                             UBS8419
       29                                                       No               No                             UBS8136
       30                                                      Yes               No                             UBS7943
       31                                                      Yes               No                             UBS6601
       32                                                      Yes               No                             UBS8253
       33                                                      Yes               Yes - Monterey Inns            UBS8398C
       36                                                      Yes               Yes - Monterey Inns            UBS8398B
       38                                                      Yes               No                             UBS8229
       39                                                      Yes               Yes - Monterey Inns            UBS8398A
       42                                                      Yes               No                             UBS7993
       43                                                      Yes               No                             UBS8329
       45                                                      Yes               No                             UBS8019
       46                                                      Yes               No                             UBS8432
       48                                                      Yes               No                             UBS8260
       49                                                      Yes               Yes - Renata & Ferncrest       UBS8164
       50                                                      Yes               No                             UBS8177
       59                                                      Yes               No                             UBS8499
       61                                                      Yes               No                             UBS8353
       62                                                      Yes               No                             UBS8446
       63                                                      Yes               No                             UBS5610
       69                                                      Yes               No                             UBS8406
       70                                                      Yes               No                             UBS8397
       76                                                      Yes               No                             UBS8240
       78                                                      Yes               No                             UBS8309
       80                                                      Yes               No                             UBS8270
       82                                                      Yes               No                             UBS6562
       86                                                      Yes               No                             UBS1508
       87                                                      Yes               No                             UBS8246
       88                                                      Yes               No                             UBS8202
       89                                                      Yes               No                             UBS7922
       93                                                      Yes               No                             UBS8320
       94                                                      Yes               No                             UBS7849
       95                                                      Yes               No                             UBS8284
       96                                                      Yes               Yes - Greenwich                UBS8250
       97                                                       No               No                             UBS8282
       98                                                      Yes               No                             UBS8416
       103                                                     Yes               No                             UBS7923
       104                                                     Yes               No                             UBS8437
       106                                                     Yes               No                             UBS7924
       107                                                     Yes               No                             UBS8025
       109                                                     Yes               No                             UBS8074
       110                                                     Yes               No                             UBS8129
       113                                                     Yes               No                             UBS8405




                                    EXHIBIT B

                         Representations and Warranties

   Exhibit B to Mortgage Loan Purchase Agreement dated as of December 5, 2001
                             LB-UBS Series 2001-C7

     Except as set forth on the schedule of exceptions attached hereto as
Schedule I to Exhibit B, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty, that:

          (i) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of its Due Date in December 2001.

          (ii) Legal Compliance. If such Mortgage Loan was originated by the Seller or an Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including applicable usury laws; and, if such Mortgage Loan was not originated by the Seller or an Affiliate of the Seller, then, to the Seller's actual knowledge, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including applicable usury laws.

         (iii) Ownership of Mortgage Loan. The Seller owns such Mortgage Loan, has good title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, exclusive of the servicing rights pertaining thereto; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan to the Trustee; no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the Seller; and the Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

          (iv) No Holdback. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts to be released pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property) and there is no requirement for future advances thereunder.

          (v) Loan Document Status. Each of the related Mortgage Note, Mortgage(s), Assignment(s) of Leases, if any, and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be limited by (1) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (B) certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clause (A)) such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument. The Mortgage Loan is non-recourse to the Mortgagor or any other Person except for certain nonrecourse carveouts and any applicable guarantees. If such Mortgage Loan has a Cut-off Date Balance of $15 million or more, the related Mortgagor or another Person has agreed to be liable for all liabilities, costs, losses, damages, expenses or claims suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of (A) any material intentional fraud or, alternatively, material intentional misrepresentation by the related Mortgagor and (B) any breach on the part of the related Mortgagor of any environmental representations, warranties and covenants contained in the related Mortgage Loan documents; provided that instead of any breach described in clause (B) of this sentence, the related Mortgagor or such other Person may instead be responsible for liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related Mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

          (vi) No Right of Rescission. As of the date of origination of each Mortgage Loan, subject to the limitations and exceptions as to enforceability set forth in paragraph (b)(v) above, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan; and, as of the Closing Date, to the Seller's actual knowledge, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan; and, to the Seller's actual knowledge, no such claim has been asserted.

         (vii) Assignments. The assignment of the related Mortgage(s) and Assignment(s) of Leases to the Trustee constitutes the legal, valid, binding and, subject to the limitations and exceptions in paragraph (b)(v) above, enforceable assignment of such documents.

        (viii) First Lien. Each related Mortgage is a valid and, subject to the limitations and exceptions in paragraph (b)(v) above, enforceable first lien on the related Mortgaged Property and all buildings thereon, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for the following (collectively, the "Permitted Encumbrances"): (A) the lien for real estate taxes, water charges, sewer rents and assessments not yet due and payable; (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record; (C) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment); (D) other matters to which like properties are commonly subject; (E) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (F) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment); and (G) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group. With respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, the current principal use or operation of the related Mortgaged Property or the ability of the related Mortgaged Property to generate sufficient cashflow to enable the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note. If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any separate security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest, revolving credit lines and any personal property leases), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

          (ix) Financing Statements. If the related Mortgaged Property is a health care facility or a hospitality property, then the Seller has filed and/or recorded, or submitted for filing and/or recording in all appropriate public filing and recording offices all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (such description being generally consistent with the practices of prudent commercial mortgage lenders), to the extent perfection may be effected pursuant to applicable law by recording or filing.

          (x) Taxes and Assessments. All taxes, governmental assessments, ground rents, water charges or sewer rents that prior to the related Due Date in December 2001 became due and delinquent in respect of, and materially affect, any related Mortgaged Property have been paid, and the Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent that prior to the Closing Date became due and delinquent in respect of any related Mortgaged

               Property, or alternatively in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

          (xi) No Material Damage. As of the date of origination of each Mortgage Loan, there was no proceeding pending for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and each such Mortgaged Property was free of material damage; and, as of the Closing Date, to the actual knowledge of the Seller, there was no pending proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property is free of material damage. If such Mortgage Loan has a Cut-off Date Balance of $15 million or more, then (except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to any rights of the lessor under any related Ground Lease) any condemnation awards will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

         (xii) Title Insurance. Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances, or there is a binding commitment from a nationally recognized title insurance company to issue such policy; such title insurance policy, if issued, is in full force and effect, all premiums have been paid, is freely assignable and will inure solely to the benefit of the Trustee as mortgagee of record, or any such commitment is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller under such title insurance policy, if issued; and neither the Seller nor, to the Seller's actual knowledge, any prior mortgagee has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment contains no exclusion for (or alternatively it insures, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the Mortgaged Property, and (C) that the area shown on the survey materially conforms to the legal description of the Mortgaged Property.

        (xiii) Property Insurance. As of the date of its origination and, to the Seller's actual knowledge, as of the Closing Date, all insurance required under each Mortgage Loan was in full force and effect with respect to each related Mortgaged Property; except where a tenant under a lease is permitted to self-insure, such insurance included (A) fire and extended perils insurance, in an amount (subject to a customary deductible) at least equal to 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property (except to the extent not permitted by applicable law and then in such event in an amount at least equal to the initial principal balance of such Mortgage Loan, or the portion thereof allocable to such Mortgaged Property, together with an "agreed value endorsement"), (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence,
               (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E) if (1) such Mortgage Loan is secured by a Mortgaged Property located in the State of California in or "seismic zone" 3 or 4 and (2) a seismic assessment revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, earthquake insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor, and any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage are recoverable from the related Mortgagor; the related Mortgage Loan documents require that the related insurance policies provide that they may not be terminated or reduced without at least 10 days' prior notice to the mortgagee and, to the Seller's actual knowledge, it has not received any such notice; the related insurance policies (other than those limited to liability protection) name the mortgagee and its successors as loss payee; to the Seller's actual knowledge, all premiums under any such insurance policy have been paid through the related Due Date in December 2001; all such insurance policies are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least "A:V" from A.M. Best Company or at least "BBB+" (or the equivalent) from a nationally recognized statistical rating agency; and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to the rights of the lessor under any related Ground Lease, any insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

         (xiv) No Material Defaults. Other than payments due but not yet 30 days or more delinquent, there is, to the actual knowledge of the Seller, (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note, the related Mortgage or other loan documents relating to such Mortgage Loan, and (B) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit B. The Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents, and, under the terms of such

               Mortgage Loan, no person or party other than the mortgagee or its servicing agent may declare an event of default or accelerate the related indebtedness under such Mortgage Loan; provided that, certain Mortgage Loans may be cross-defaulted with other Mortgage Loans and the UBS Warburg Building Mortgage Loan is cross-defaulted with the UBS Warburg Building Companion Loan.

          (xv) No Payment Delinquency. As of the Closing Date, such Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment.

         (xvi) Interest Accrual Basis. Such Mortgage Loan accrues interest on an Actual/360 Basis or on a 30/360 Basis; and such Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

        (xvii) Subordinate Debt. Such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the related Mortgage Note, any related Mortgaged Property to secure any other promissory note or debt (other than another Mortgage Loan in the Trust Fund or, if such Mortgage Loan is the UBS Warburg Building Mortgage Loan, the UBS Warburg Building Companion Loan).

       (xviii) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan.

         (xix) Prepayment Consideration. Prepayment Premiums and Yield Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulation section 1.860G-1(b)(2).

          (xx) Environmental Conditions. One or more environmental site assessments or transaction screens, or one or more updates of a previously conducted environmental assessment or transaction screen, were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), transaction screen(s) and/or update(s) referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); all such environmental site assessments and transaction screens met ASTM requirements; and none of the environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit or other instrument has been delivered for purposes of covering the estimated costs of such remediation, (3) the related Mortgagor or other responsible party is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment or transaction screen, (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.

         (xxi) Realization Against Real Estate Collateral. The related Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph (b)(v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

        (xxii) Bankruptcy. To the best of the Seller's actual knowledge, the related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding.

       (xxiii) Loan Security. Such Mortgage Loan is secured by either a mortgage on a fee simple interest or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

        (xxiv) Amortization. Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

         (xxv) Whole Loan. Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

        (xxvi) Due-on-Encumbrance. Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event would not occur, any related Mortgaged Property or interest therein, is directly or indirectly encumbered in connection with subordinate financing, except, in the case of the UBS Warburg Building Mortgage Loan, in connection with the UBS Warburg Building Companion Loan; and no such consent has been granted by the Seller. To the Seller's actual knowledge, except, in the case of the UBS Warburg Building Mortgage Loan, in connection with the UBS Warburg Building Companion Loan, no related Mortgaged Property is encumbered in connection with subordinate financing; however, if the related Mortgagor is listed on Schedule I to Exhibit B hereto, then certain equity holders are known to the Seller to have incurred debt secured by their ownership interest in the related Mortgagor.

       (xxvii) Due-on-Sale. Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage or with respect to transfers of interests in the related Mortgagor between immediate family members and with respect to transfers by devise, descent or operation of law upon the death or incapacity of a person having an interest in the related Mortgagor, each Mortgage Loan contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers (which conditions are consistent with the practices of prudent commercial mortgage lenders).

      (xxviii) Borrower Concentration. Such Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the Initial Pool Balance.

        (xxix) Waivers; Modifications. Except as set forth in a written instrument included in the related Mortgage File, the terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner, nor has any portion of a related Mortgaged Property been released from the lien of the related Mortgage, to an extent or in a manner that in any such event materially interferes with the security intended to be provided by such document or instrument.

         (xxx) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

        (xxxi) Property Release. The terms of the related Mortgage Note, Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release from the lien of such Mortgage of any material portion of the related

               Mortgaged Property that is necessary to the operation of such Mortgaged Property and was given material value in the underwriting of such Mortgage Loan at origination, without (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), (C) delivery of substitute real property collateral, or (D) payment of a release price equal to at least 110% of the amount of such Mortgage Loan allocated to the related Mortgaged Property subject to the release.

       (xxxii) Qualifications; Licensing; Zoning. The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Seller has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property; to the Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such Mortgage Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (b)(xii) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.

      (xxxiii) Property Financial Statements. The related Mortgagor has covenanted in the Mortgage Loan documents to deliver to the mortgagee monthly, quarterly and/or annual operating statements and rent rolls of each related Mortgaged Property.

       (xxxiv) Single Purpose Entity. If such Mortgage Loan has a Cut-off
               Date Balance in excess of $15 million, then the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and if such Mortgage Loan has a Cut-off Date Balance less than $15 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged Property and no other material asset unrelated to such Mortgaged Property and, except as permitted by the related Mortgage Loan documents, not to incur other financing, for so long as such Mortgage Loan is outstanding.

        (xxxv) Advancing of Funds. No advance of funds has been made, directly or indirectly, by the originator or the Seller to the related Mortgagor other than pursuant to the related Mortgage Note; and, to the actual knowledge of the Seller, no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related Mortgage Note.

       (xxxvi) Legal Proceedings. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

      (xxxvii) Originator Duly Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

     (xxxviii) Trustee under Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan.

       (xxxix) Cross-Collateralization; Assignment of Collateral. If such
               Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage Loans in the Trust Fund. The security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the Trustee.

          (xl) Flood Hazard Insurance. None of the improvements on any related Mortgaged Property are located in a flood hazard area as defined by the Federal Insurance Administration or, if they are, the related Mortgagor has obtained flood hazard insurance.

         (xli) Engineering Assessments. One or more engineering assessments or updates of a previously conducted engineering assessment were performed by an Independent engineering consulting firm on behalf of the Seller or one of its Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s) and/or update(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided, (B) repairs have been made or (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

        (xlii) Escrows. All escrow deposits and payments relating to such Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited. The Seller is transferring to the Trustee all of its right, title and interest in and to such amounts.

       (xliii) Licenses, Permits and Authorizations. The related Mortgagor has represented in the related Mortgage Loan documents that it was (and, to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, such Mortgagor was) in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by such Mortgagor, which were valid and in full force and effect.

        (xliv) Servicing and Collection Practices. The servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal and have met customary industry standards.

         (xlv) Fee Simple. Except as set forth in Schedule I to Exhibit B, such Mortgage Loan is secured in whole or in material part by a fee simple interest.

        (xlvi) Leasehold Interest Only. If such Mortgage Loan is secured in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

               (A) such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

               (B) upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor (or, if any such consent is required, it has been obtained prior to the Closing Date or may not be unreasonably withheld), provided that in each such case, such Ground Lease has not been terminated and all defaults, if any, on the part of the related lessee have been cured;

               (C) such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns;

               (D) unless otherwise set forth in such Ground Lease, such Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of such Mortgage Loan;

               (E) such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan, and to the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect; to the actual knowledge of the Seller, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

               (F) such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, further provides either (1) that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of such Ground Lease the lessor will enter into a new lease with such mortgagee upon such mortgagee's request;

               (G) based upon the related policy of title insurance, the ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any Permitted Encumbrances;

               (H) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any curable default under such Ground Lease (not less than the time provided to the related lessee under such ground lease to cure such default) before the lessor thereunder may terminate or cancel such Ground Lease;

               (I) such Ground Lease has a currently effective term (exclusive of any unexercised extension options set forth therein) that extends not less than 10 years beyond the Stated Maturity Date of the related Mortgage Loan;

               (J) under the terms of such Ground Lease and the related Mortgage Loan documents, taken together, any casualty insurance proceeds, other than de minimis amounts for minor casualties, with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and, under the terms of such Ground Lease and the related Mortgage Loan documents, taken together, any condemnation proceeds or awards in respect of a total or substantially total taking will be applied first to the payment of the outstanding principal and interest on the Mortgage Loan (except as otherwise provided by applicable law) and subject to any rights to require the improvements to be rebuilt;

               (K) such Ground Lease does not impose any restrictions on use or subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

               (L) upon the request of the mortgagee under such Mortgage Loan, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason prior to the expiration of the term thereof, including as a result of the rejection of the Ground Lease in a bankruptcy of the related Mortgagor unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor; and

               (M) to the actual knowledge of the Seller, the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage, except as set forth in an instrument or document contained in the related Mortgage File.

       (xlvii) Fee Simple and Leasehold Interest. If such Mortgage Loan is secured in whole or in part by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and
               (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right (subject to the limitations and exceptions set forth in paragraph (b)(v) above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

      (xlviii) Tax Lot; Utilities. Each related Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public or other acceptable water system, a public sewer (or, alternatively, a septic) system, and other customary utility facilities.

        (xlix) Defeasance. If such Mortgage Loan is a Defeasance Loan, the related Mortgage Loan documents require the related Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance, (B) require that
               (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury regulation section 1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Mortgage Loan that it matures on its Anticipated Repayment Date) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage Loan equal to at least 110% of the allocated loan amount of the portion of the Mortgaged Property being released, (3) an independent accounting firm (which may be the Mortgagor's independent accounting firm) certify that the Defeasance Collateral is sufficient to make such payments, (4) the Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan, and (5) counsel provide an opinion letter to the effect that the Trustee has a perfected security interest in such Defeasance Collateral prior to any other claim or interest, or (C) if such Mortgage Loan has a Cut-off Date Balance in excess of $15,000,000, provide that the defeasance of such Mortgage Loan is subject to rating confirmation by the Rating Agencies.

          (l) Primary Servicing Rights. No Person has been granted or conveyed the right to primary service such Mortgage Loan or receive any consideration in connection therewith except (A) as contemplated in the Pooling and Servicing Agreement with respect to primary servicers that are to be sub-servicers of the Master Servicer,
               (B) as has been conveyed to First Union, in its capacity as a primary servicer, or (C) as has been terminated.

          (li) Mechanics' and Materialmen's Liens. To the Seller's actual knowledge, as of origination (A) the related Mortgaged Property was free and clear of any and all mechanics' and materialmen's liens that are not bonded or escrowed for, and (B) no rights were outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage. The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered such Mortgaged Property since origination that have not been released, bonded or escrowed for.

         (lii) Due Date. The Due Date for such Mortgage Loan is scheduled to be the first day, the sixth day or the eleventh day of each month.

        (liii) Assignment of Leases. Subject only to Permitted Encumbrances, the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage Loan establishes and creates a valid and, subject only to the exceptions in paragraph (b)(v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property subject to the related Mortgage, except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases; and each assignor thereunder has the full right to assign the same.

         (liv) Borrower Formation or Incorporation. To the Seller's actual knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

          (lv) No Ownership Interest in Borrower. The Seller has no ownership interest in the related Mortgaged Property or the related Borrower other than as the holder of such Mortgage Loan, and neither the Seller nor any affiliate of the Seller has any obligation to make any capital contributions to the related Borrower under the Mortgage or any other related Mortgage Loan document.

         (lvi) No Undisclosed Common Ownership. To the Seller's actual knowledge, no two properties securing Mortgage Loans representing 5.0% or more of the Initial Pool Balance are directly or indirectly under common ownership except to the extent that such common ownership has been specifically disclosed in the Mortgage Loan Schedule.

        (lvii) Loan Outstanding. Such Mortgage Loan has not been satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage File, no material portion of the related Mortgaged Property has been released.

       (lviii) ARD Mortgage Loan. If such Mortgage Loan is an ARD Mortgage
               Loan and has a Cut-off Date Balance of $15,000,000 or more, then:

               (A) the related Anticipated Repayment Date is not less than five years from the origination date for such Mortgage Loan;

               (B) such Mortgage Loan provides that from the related Anticipated Repayment Date through the maturity date for such Mortgage Loan, all excess cash flow (net of normal monthly debt service on such Mortgage Loan, monthly expenses reasonably related to the operation of the related Mortgaged Property, amounts due for reserves established under such Mortgage Loan, and payments for any other expenses, including capital expenses, related to such Mortgaged Property which are approved by mortgagee) will be applied to repay principal due under such Mortgage Loan; and

               (C) no later than the related Anticipated Repayment Date, the related Mortgagor is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property will be deposited directly into a designated account controlled by the mortgagee under such Mortgage Loan.

         (lix) Appraisal. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

                                   SCHEDULE I
                    LB-UBS COMMERCIAL MORTGAGE TRUST 2001-C7
                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES



CONTROL NUMBER                       PROPERTY                                            ISSUE
--------------                       --------                                            -----

EXCEPTIONS TO REPRESENTATION (V):  LOAN DOCUMENT STATUS

---------------- --------------------------------------------------- -------------------------------------------------

62               Rockwest Corporate Park                             The Mortgage Loan is fully recourse to an
                                                                     individual guarantor of the Borrower.
---------------- --------------------------------------------------- -------------------------------------------------

89               Willow Wood Apartments                              The Mortgage Loan is fully recourse to an
                                                                     individual guarantor of the Borrower.
---------------- --------------------------------------------------- -------------------------------------------------

99               Budget Storage                                      The Mortgage Loan is fully recourse to an
                                                                     individual guarantor of the Borrower.
---------------- --------------------------------------------------- -------------------------------------------------

111              The Waldo Building                                  The Mortgage Loan is fully recourse to an
                                                                     individual guarantor of the Borrower for the
                                                                     first 3 years of the loan term.
---------------- --------------------------------------------------- -------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XX):  ENVIRONMENTAL CONDITIONS

---------------- --------------------------------------------------- -------------------------------------------------

30               3230 Scott Boulevard                                The environmental site assessment was performed
                                                                     more than 12 months prior to the Cut-off Date.
---------------- --------------------------------------------------- -------------------------------------------------

63               Callaway Plaza                                      The environmental site assessment was performed
                                                                     more than 12 months prior to the Cut-off Date.
---------------- --------------------------------------------------- -------------------------------------------------

83               Chancellor Shopping Center                          The environmental site assessment was performed
                                                                     more than 12 months prior to the Cut-off Date.
---------------- --------------------------------------------------- -------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XXVI):  DUE-ON-ENCUMBRANCE

---------------- --------------------------------------------------- -------------------------------------------------

1                The UBS Warburg Building                            The Mortgage Loan permits mezzanine financing
                                                                     in an amount up to $30,000,000, in compliance
                                                                     with Rating Agency guidelines and subject to
                                                                     terms and conditions outlined in the loan
                                                                     documents.
---------------- --------------------------------------------------- -------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XXVIII):  BORROWER CONCENTRATION

---------------- --------------------------------------------------- -------------------------------------------------

1                The UBS Warburg Building                            The Mortgage Loan represents more than 5% of
                                                                     the pool.
---------------- --------------------------------------------------- -------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XXXIV):  SINGLE PURPOSE ENTITY

---------------- --------------------------------------------------- -------------------------------------------------

9                Torrence Executive Plaza East                       The Borrower is a single purpose entity,
                                                                     however, the Borrower provided the lender with
                                                                     a guaranty of the debt owed by the Borrower
                                                                     under the Torrence Executive Plaza West Loan.
---------------- --------------------------------------------------- -------------------------------------------------

15               Torrence Executive Plaza West                       The Borrower is a single purpose entity,
                                                                     however, the Borrower provided the lender with
                                                                     a guaranty of the debt owed by the Borrower
                                                                     under the Torrence Executive Plaza East Loan.
---------------- --------------------------------------------------- -------------------------------------------------

33               Victorian Inn                                       The Borrower is a single purpose entity,
                                                                     however, the Borrower provided the lender with
                                                                     a guaranty of the debt owed by the Borrower
                                                                     under the Spindrift Inn and Monterrey Bay Inn
                                                                     Loans.
---------------- --------------------------------------------------- -------------------------------------------------

36               Spindrift Inn                                       The Borrower is a single purpose entity,
                                                                     however, the Borrower provided the lender with
                                                                     a guaranty of the debt owed by the Borrower
                                                                     under the Victorian Inn and Monterrey Bay Inn
                                                                     Loans.
---------------- --------------------------------------------------- -------------------------------------------------

39               Monterrey Bay Inn                                   The Borrower is a single purpose entity,
                                                                     however, the Borrower provided the lender with
                                                                     a guaranty of the debt owed by the Borrower
                                                                     under the Victorian Inn and Spindrift Inn Loans.
---------------- --------------------------------------------------- -------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XLI):  ENGINEERING ASSESSMENTS

---------------- --------------------------------------------------- -------------------------------------------------

30               3230 Scott Boulevard                                The engineering assessment was performed more
                                                                     than 12 months prior to the Cut-off Date.
---------------- --------------------------------------------------- -------------------------------------------------

63               Callaway Plaza                                      The engineering assessment was performed more
                                                                     than 12 months prior to the Cut-off Date.
---------------- --------------------------------------------------- -------------------------------------------------

83               Chancellor Shopping Center                          The engineering assessment was performed more
                                                                     than 12 months prior to the Cut-off Date.
---------------- --------------------------------------------------- -------------------------------------------------


                                       2



EXCEPTIONS TO REPRESENTATION (XLVI)(I):  LEASEHOLD INTEREST ONLY

---------------- --------------------------------------------------- -------------------------------------------------

50               Food 4 Less - Harbor City                           The current ground lease term runs to  2016
                                                                     with one additional 10 year extension option,
                                                                     which has been assigned to the lender.  The
                                                                     Stated Maturity Date is in 2011.
---------------- --------------------------------------------------- -------------------------------------------------

EXCEPTIONS TO REPRESENTATION (LI):  MECHANICS' AND MATERIALMEN'S LIENS

---------------- --------------------------------------------------- -------------------------------------------------
82               Chancellor Center                                   A mechanics lien in the approximate amount of
                                                                     $14,000 was filed against the related mortgaged
                                                                     property as a result of non-payment for services
                                                                     rendered pursuant to a contract between a vendor
                                                                     and a tenant. The amount due to the vendor remains
                                                                     a disputed item and has not been paid to date.

                                                                     Three other liens were filed against the related
                                                                     mortgaged property as a result of non-payment for
                                                                     services rendered pursuant to a contract between
                                                                     vendors and the same tenant. Pursuant to a
                                                                     settlement agreement, the vendors have been paid
                                                                     and lien releases have been executed and will be
                                                                     filed. The settlement agreement provides for the
                                                                     remaining payment of approximately $206,100 to be
                                                                     paid upon completion of the work. The lender is
                                                                     currently holding an escrow of approximately
                                                                     $213,000 to cover landlord's remaining obligations
                                                                     for such tenant work.
---------------- --------------------------------------------------- -------------------------------------------------




EXCEPTIONS TO REPRESENTATION (LV):  NO OWNERSHIP INTEREST IN BORROWER

---------------- --------------------------------------------------- -------------------------------------------------

1                The UBS Warburg Building                            An affiliate of the Mortgage Loan Seller holds
                                                                     a 50% ownership interest in the Borrower.
---------------- --------------------------------------------------- -------------------------------------------------


                                 SCHEDULE I-XLV
                    PROPERTIES SUBJECT TO LEASEHOLD INTEREST




---------------- ---------------------------------------------------------------

CONTROL NUMBER   PROPERTY
--------------   --------
---------------- ---------------------------------------------------------------

1                The UBS Warburg Building
---------------- ---------------------------------------------------------------

39               Monterey Bay Inn
---------------- ---------------------------------------------------------------

50               Food 4 Less- Harbor City
---------------- ---------------------------------------------------------------

                                   EXHIBIT C-1

                    OPINION OF CADWALADER, WICKERSHAM & TAFT

                                                     December 18, 2001

Addressees listed on Schedule A


Re: LB-UBS Commercial Mortgage Trust 2001-C7, Commercial Mortgage Pass-Through Certificates, Series 2001-C7

Ladies and Gentlemen:

     We are rendering this opinion pursuant to Section 8(j) of the Mortgage Loan Purchase Agreement, dated as of December 5, 2001 (the "Mortgage Loan Purchase Agreement"), among UBS Warburg Real Estate Investments Inc. ("UBSREI"), as seller, UBS Principal Finance LLC ("UBSPF"), as an additional party, and Structured Asset Securities Corporation ("SASC"), as purchaser.

     We have acted as special counsel to UBSREI in connection with the following transactions (collectively, the "Transactions"): (i) the sale by UBSREI, and the purchase by SASC, of commercial mortgage loans in the principal amount of approximately $559,042,320 (the "UBS Mortgage Loans"), pursuant to the Mortgage Loan Purchase Agreement; (ii) the execution by UBSREI of the UBS Indemnification Agreement, dated as of December 5, 2001, by and among UBSREI, UBS (USA) Inc. ("UBS (USA)"), SASC and the Purchasers (as defined below) (the "Indemnification Agreement"); and (iii) the acknowledgement by UBSREI of certain sections of the Underwriting Agreement, dated as of December 5, 2001 (the "Underwriting Agreement"), by and among SASC and Lehman Brothers Inc., UBS Warburg LLC and Credit Suisse First Boston Corporation, as purchasers (collectively, the "Purchasers") and acknowledged with respect to certain sections by UBSREI and Lehman Brothers Holdings Inc.

     We have also acted as special counsel to UBS (USA) in connection with the execution by UBS (USA) of the Indemnification Agreement and to UBSPF in connection with the execution by UBSPF of the Mortgage Loan Purchase Agreement.

     The Mortgage Loan Purchase Agreement, the Indemnification Agreement and Underwriting Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the respective meanings set forth in the Mortgage Loan Purchase Agreement.

     In rendering the opinions set forth below, we have examined and, as to factual matters relevant to the opinions set forth below, relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Agreements, and such certificates, corporate and public records, agreements and instruments and other documents, including, among other things, the documents delivered on the date hereof, as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, and the accuracy of the factual matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to such opinions expressed below that were not known to us, we have relied upon statements and representations of officers and other representatives of UBSREI, UBSPF and UBS (USA).

     We have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and, except as to UBSREI, UBSPF and UBS
(USA) that such documents, agreements and instruments are valid, binding and enforceable obligations of such parties.

     We express no opinion concerning the laws of any jurisdiction other than the laws of the State of New York and federal laws (without regard to conflicts of laws principles).

     Based upon and subject to the foregoing, we are of the opinion that:


     1. The Mortgage Loan Purchase Agreement and the Underwriting Agreement each constitutes the legal, valid and binding agreement of UBSREI, and the Mortgage Loan Purchase Agreement constitutes the legal, valid and binding agreement of UBSPF, enforceable against UBSREI or UBSPF, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors' rights generally, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and except that the enforcement of rights with respect to indemnification and contribution obligations and provisions
          (a) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off or (b) relating to submission to jurisdiction, venue or service of process, may be limited by applicable law and considerations of public policy.

     2. None of the sale of the UBS Mortgage Loans, the consummation by UBSREI or UBSPF, as applicable, of any of the other transactions contemplated by the Agreements to which it is a party or the execution, delivery and performance of the terms of the Agreements to which it is a party by UBSREI or UBSPF, as applicable, will conflict with, or result in the violation of, any New York State or federal law that is applicable to UBSREI or UBSPF, as applicable.

     3. The execution, delivery and performance of the terms of the Indemnification Agreement by UBS (USA) will not conflict with, or result in the violation of, any New York State or federal law that is applicable to UBS (USA).

     We are furnishing this opinion letter to you solely for your benefit in connection with the transactions referred to herein. This opinion letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this opinion letter for changes in fact or law, or otherwise.




                                                     Very truly yours,

                                   SCHEDULE A



Structured Asset Securities Corporation                        Standard and Poor's Ratings Services, a
200 Vesey Street                                               division of The McGraw-Hill Companies, Inc.
New York, NY  10285                                            55 Water Street, 10th Floor
                                                               New York, NY  10004

Lehman Brothers Inc.                                           LaSalle Bank National Association
101 Hudson Street                                              135 South LaSalle Street, Suite 1625
Jersey City, NJ  07302                                         Chicago, IL  60603

UBS Warburg LLC                                                Moody's Investor Services, Inc.
1285 Avenue of the Americas                                    99 Church Street
New York, NY  10019                                            New York, NY  10007

Credit Suisse First Boston Corporation
11 Madison Avenue
New York, NY 10010

                                                     December 18, 2001




Addressees listed on Schedule A


Re: LB-UBS Commercial Mortgage Trust 2001-C7, Commercial Mortgage Pass-Through Certificates, Series 2001-C7 (the "Certificates")

Ladies and Gentlemen:

     We are rendering this opinion pursuant to Section 8(j) of the Mortgage Loan Purchase Agreement, dated as of December 5, 2001 (the "Mortgage Loan Purchase Agreement"), among UBS Warburg Real Estate Investments Inc. ("UBSREI"), as seller, UBS Principal Finance LLC ("UBSPF"), as an additional party, and Structured Asset Securities Corporation ("SASC"), as purchaser.

     We have acted as special counsel to UBSREI in connection with the following transactions (collectively, the "Transactions"): (i) the sale by UBSREI, and the purchase by SASC, of commercial mortgage loans in the principal amount of approximately $559,042,320, pursuant to the Mortgage Loan Purchase Agreement;
(ii) the acknowledgement by UBSREI of certain sections of the Underwriting Agreement, dated as of December 5, 2001 (the "Underwriting Agreement"), by and among SASC and Lehman Brothers Inc., UBS Warburg LLC and Credit Suisse First Boston Corporation, as purchasers (collectively, the "Purchasers") and acknowledged with respect to certain sections by UBSREI and Lehman Brothers Holdings Inc.; and (iii) the execution by UBSREI of the UBS Indemnification Agreement, dated as of December 5, 2001 (the "Indemnification Agreement"), by and among UBSREI, UBS (USA) Inc. ("UBS (USA)", and together with UBSREI and UBSPF, the "UBS Entities"), SASC and the Purchasers. We have also acted as special counsel to UBS (USA) in connection with the execution by UBS (USA) of the Indemnification Agreement and as special counsel to UBSPF in connection with the execution by UBSPF of the Mortgage Loan Purchase Agreement.

     The Mortgage Loan Purchase Agreement, the Indemnification Agreement and Underwriting Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein have the respective meanings set forth in the Mortgage Loan Purchase Agreement.

     In rendering the opinion set forth below, we have examined and, as to factual matters relevant to the opinions set forth below, relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Agreements and such certificates, corporate and public records and other documents, agreements, instruments and opinions, including, among other things, the documents delivered at the closing of the purchase and sale of the Certificates (the "Closing"), as we have deemed necessary as a basis for such opinions expressed below. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, and the accuracy of the factual matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to such opinions that were not known to us, we have relied upon statements, certificates and representations of officers and other representatives of the UBS Entities, SASC and the Purchasers included in the Agreements and other documents, certificates and opinions delivered at the Closing, and of public officials. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinion, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the UBS Entities and others in connection with the preparation and delivery of this letter. We have examined such questions of law as we have deemed necessary for purposes of these opinions.

     We have assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and that such documents, agreements and instruments are valid, binding and enforceable obligations of such parties. As used herein, "to our knowledge," "known to us" or words of similar import mean the actual knowledge, without independent investigation, of any lawyer in our firm actively involved in the transactions contemplated by the Agreements.

     We express no opinion concerning the laws of any jurisdiction other than the federal laws of the United States of America.

     Based upon and subject to the foregoing, we are of the opinion that the execution, delivery and performance by the UBS Entities of the Agreements to which they are parties and the consummation by the UBS Entities of the transactions therein contemplated do not require any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory bodies of the United States of America pursuant to those laws, rules and regulations of the United States of America which, in our experience, are normally applicable to transactions of the type contemplated by the Agreements, to be obtained on the part of the UBS Entities, except those that may be required under state securities or blue sky laws, and such other approvals that have been obtained and, to our knowledge, are in effect.

     We are furnishing this opinion letter to you solely for your benefit in connection with the transactions referred to herein. This opinion letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this opinion letter for changes in fact or law, or otherwise.




                                                     Very truly yours,

                                   SCHEDULE A



Structured Asset Securities Corporation                        Standard and Poor's Ratings Services, a
200 Vesey Street                                                 division of The McGraw-Hill Companies, Inc.
New York, NY  10285                                            55 Water Street, 10th Floor
                                                               New York, NY  10004

Lehman Brothers Inc.                                           LaSalle Bank National Association
101 Hudson Street                                              135 South LaSalle Street, Suite 1625
Jersey City, NJ  07302                                         Chicago, IL 60603

UBS Warburg LLC                                                Moody's Investor Services, Inc.
1285 Avenue of the Americas                                    99 Church Street
New York, NY  10019                                            New York, NY 10007

Credit Suisse First Boston Corporation
11 Madison Avenue
New York, NY  10010

                                   EXHIBIT C-2

OPINIONS OF IN-HOUSE COUNSEL TO THE SELLER, THE ADDITIONAL PARTY AND THE CO-INDEMNITOR

                                December 18, 2001


TO THE PERSONS ON
THE ATTACHED SCHEDULE A


Re: LB-UBS Commercial Mortgage Trust 2001-C7, Commercial Mortgage Pass-Through Certificates, Series 2001-C7


Ladies and Gentlemen:

     I am Managing Director and Counsel of UBS AG. UBS Principal Finance LLC, a Delaware limited liability company ("UBSPF"), is a wholly owned subsidiary of UBS AG. I have been asked to deliver this opinion in connection with (i) the sale by UBS Warburg Real Estate Investments Inc. and the purchase by Structured Asset Securities Corporation ("SASC") of certain multi-family and commercial mortgage loans, pursuant to a Mortgage Loan Purchase Agreement dated as of December 5, 2001 (the "Agreement"), by and among SASC, as purchaser, UBS Warburg Real Estate Investments Inc., as seller, and UBSPF, as repurchase party. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Agreement.

     I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the certificate of formation, incumbency resolution and limited liability company agreement adopted by the members of UBSPF and the Agreement and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.

     A. All signatures of parties, other than UBSPF, on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than UBSPF, is duly authorized to do so.

     B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

     C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

     D. All other parties to documents, other than UBSPF, have the requisite power and authority to consummate the transactions contemplated by the Agreement and to execute and deliver the applicable documents.

     Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

     1. The Agreement has been duly authorized, executed and delivered by UBSPF.

     2. UBSPF is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Agreement.

     3. The execution, delivery and performance of the terms of the Agreement will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBSPF and known to me as being applicable to UBSPF.

     4. There is no action, suit or proceeding against, or investigation of, UBSPF pending or, to my knowledge, threatened against UBSPF before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Agreement, (b) seeks to prevent the consummation of any of the transactions contemplated by the Agreement or (c) would materially and adversely affect (i) the performance by UBSPF of its obligations under, or the validity or enforceability of, the Agreement, or (ii) any rights with regard to the Mortgaged Properties or the Mortgage Loans.

     5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which I have actual knowledge, the absence of which would have a material adverse effect on UBSPF or the transactions contemplated by the Agreement, is required on the part of UBSPF for the execution, delivery or performance by UBSPF of the Agreement, except those which have been obtained and are in full force and effect.

     6. The execution, delivery and performance by UBSPF of, and the consummation of the transactions contemplated by, the Agreement do not and will not result in a breach of any term or provision of the certificate of formation or limited liability company agreement of UBSPF or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument, of which I have actual knowledge, to which UBSPF is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBSPF pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of the Agreement or be reasonably likely to impair materially the ability of UBSPF to perform under the terms of the Agreement.

     In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

     1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the limited liability company law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

     2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

     3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

     The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the Agreement, and may not be relied upon by any other person or entity, without my specific prior written consent.


                                                          Sincerely,

                                   SCHEDULE A


UBS Warburg LLC                                             Standard and Poor's Ratings Services, a division
1285 Avenue of the Americas                                   of The McGraw-Hill Companies, Inc.
New York, NY 10019                                          55 Water Street, 10th Floor
                                                            New York, NY  10004

Lehman Brothers Inc.                                        Moody's Investors Services, Inc.
101 Hudson Street                                           99 Church Street
Jersey City, NJ 07302                                       New York, NY  10007

Credit Suisse First Boston Corporation                      Structured Asset Securities Corporation
11 Madison Avenue                                           101 Hudson Street
New York, NY 10010                                          Jersey City, NJ 07302

                                December 18, 2001


TO THE PERSONS ON
THE ATTACHED SCHEDULE A


Re: LB-UBS Commercial Mortgage Trust 2001-C7, Commercial Mortgage Pass-Through Certificates, Series 2001-C7


Ladies and Gentlemen:

     I am Managing Director and Counsel of UBS AG. UBS Warburg Real Estate Investments Inc., a Delaware corporation ("UBSREI"), is a wholly owned subsidiary of UBS AG. I have been asked to deliver this opinion in connection with (i) the sale by UBSREI and the purchase by Structured Asset Securities Corporation ("SASC") of certain multi-family and commercial mortgage loans, pursuant to a Mortgage Loan Purchase Agreement dated as of December 5, 2001 (the "Sale Agreement"), by and among UBSREI and SASC, (ii) the execution by UBSREI of the Underwriting Agreement dated as of December 5, 2001, (the "Underwriting Agreement"), by and among SASC, Lehman Brothers, Inc. ("Lehman"), Credit Suisse First Boston Corporation ("CSFB") and UBS Warburg LLC ("UBSW" and, together with Lehman and CSFB, the "Underwriters") and acknowledged with respect to certain sections by UBSREI, and (iii) the execution by UBSREI of the UBS Indemnification Agreement dated as of December 5, 2001, by and among UBSREI, SASC, UBS (USA) Inc. and the Underwriters (the "Indemnification Agreement", and, together with the Sale Agreement and the Underwriting Agreement, the "Agreements"). Capitalized terms used and not otherwise defined herein have the meanings given to them in the Underwriting Agreement.

     I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the articles of incorporation, by-laws and incumbency resolution adopted by the directors of UBSREI and the Agreements and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.

     A. All signatures of parties, other than UBSREI, on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than UBSREI, is duly authorized to do so.

     B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.

     C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

     D. All other parties to documents, other than UBSREI, have the requisite power and authority to consummate the transactions contemplated by the Agreements and to execute and deliver the applicable documents.

     Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:

     1. Each of the Agreements has been duly authorized, executed and delivered by UBSREI.

     2. UBSREI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Agreements.

     3. The execution, delivery and performance of the terms of the Agreements will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBSREI and known to me as being applicable to UBSREI.

     4. There is no action, suit or proceeding against, or investigation of, UBSREI pending or, to my knowledge, threatened against UBSREI before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Agreements, (b) seeks to prevent the consummation of any of the transactions contemplated by the Agreements or
(c) would materially and adversely affect (i) the performance by UBSREI of its obligations under, or the validity or enforceability of, the Agreements, or (ii) any rights with regard to the Mortgaged Properties or the Mortgage Loans.

     5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which I have actual knowledge, the absence of which would have a material adverse effect on UBSREI or the transactions contemplated by the Agreements, is required on the part of UBSREI for the execution, delivery or performance by UBSREI of the Agreements, except those which have been obtained and are in full force and effect.

     6. The execution, delivery and performance by UBSREI of, and the consummation of the transactions contemplated by, the Agreements do not and will not result in a breach of any term or provision of the organizational documents of UBSREI or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument, of which I have actual knowledge, to which UBSREI is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBSREI pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of the Agreements or be reasonably likely to impair materially the ability of UBSREI to perform under the terms of the Agreements.

     In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

     1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the corporation law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

     2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

     3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

     The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the Agreements, and may not be relied upon by any other person or entity, without my specific prior written consent.


                                                          Sincerely,

                                   SCHEDULE A


UBS Warburg LLC                                             Standard and Poor's Ratings Services, a division
1285 Avenue of the Americas                                      of The McGraw-Hill Companies, Inc.
New York, NY 10019                                          55 Water Street, 10th Floor
                                                            New York, NY  10004

Lehman Brothers Inc.                                        Moody's Investors Services, Inc.
101 Hudson Street                                           99 Church Street
Jersey City, NJ  07302                                      New York, NY  10007

Credit Suisse First Boston Corporation                      Structured Asset Securities Corporation
11 Madison Avenue                                           101 Hudson Street
New York, NY 10010                                          Jersey City, NJ 07302



                                December 18, 2001



TO THE PERSONS ON
THE ATTACHED SCHEDULE A


RE: LB-UBS Commercial Mortgage Trust 2001-C7, Commercial Mortgage Pass-Through Certificates, Series 2001-C7

Ladies and Gentlemen:

     I am Managing Director and Counsel of UBS AG. UBS (USA) Inc., a Delaware corporation ("UBS(USA)"), is a wholly owned subsidiary of UBS AG, and I have acted as counsel to UBS(USA) with respect to certain matters in connection with the UBS Indemnification Agreement dated as of December 5, 2001 (the "UBS Indemnification Agreement") by and among UBS Warburg Real Estate Investments Inc. ("UBSREI"), UBS(USA), Structured Asset Securities Corporation ("Depositor"), Lehman Brothers Inc. ("Lehman"), UBS Warburg LLC ("UBSW") and Credit Suisse First Boston Corporation ("CSFB" and, together with Lehman and USBW the "Underwriters"). Capitalized terms not defined herein have the meaning assigned to them in the Indemnification Agreement.

     I, or others under my supervision, have examined such documents as I believe are necessary or appropriate for the purposes of this opinion, including the certificate of incorporation and by-laws adopted by the board of directors of UBS(USA) and the Indemnification Agreement and all exhibits thereto. In reaching such opinions, I have assumed without investigation, except as expressly set forth below, that there are no facts inconsistent with the assumptions made in paragraphs A through D below.


     A. All signatures of parties, other than UBS(USA), on all documents are genuine. Each person executing any such instrument, document or agreement, whether individually or on behalf of a firm or other business entity, other than UBS(USA), is duly authorized to do so.


     B. All documents submitted as original are authentic, and all photostatic copies, and all copies certified by a governmental custodian or a party to the transaction, conform to authentic original documents.


     C. All natural persons, including all persons acting on behalf of a business entity, are legally competent.

     D. All other parties to documents, other than UBS(USA), have the requisite power and authority to consummate the transactions contemplated by the Indemnification Agreement and to execute and deliver the applicable documents.


     Based on my review of the foregoing and such other considerations of law and fact as I believe to be relevant, and subject to the limitations, assumptions and qualifications set forth herein, I am of the opinion that:


     1. The Indemnification Agreement has been duly authorized, executed and delivered by UBS(USA).

     2. UBS(USA) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to enter into and perform its obligations under the Indemnification Agreement.

     3. The execution, delivery and performance of the terms of the Indemnification Agreement will not result in the breach or violation of or a default under any material order or decree of any court, regulatory body, administrative agency or governmental body having jurisdiction over UBS(USA) and known to me as being applicable to UBS(USA).

     4. There is no action, suit or proceeding against, or investigation of, UBS(USA) pending or, to my knowledge, threatened against UBS(USA) before any court, administrative agency or other tribunal which, either individually or in the aggregate, (a) asserts the invalidity of the Indemnification Agreement, (b) seeks to prevent the consummation of any of the transactions contemplated by the Indemnification Agreement or (c) would materially and adversely affect the performance by UBS(USA) of its obligations under, or the validity or enforceability of, the Indemnification Agreement.

     5. No consent, approval, authorization or order of, and no filing or registration with, any court or governmental agency or regulatory body, of which I have actual knowledge, the absence of which would have a material adverse effect on UBS(USA) or the transactions contemplated by the Indemnification Agreement, is required on the part of UBS(USA) for the execution, delivery or performance by UBS(USA) of the Indemnification Agreement, except those which have been obtained and are in full force and effect.

     6. The execution, delivery and performance by UBS(USA) of, and the consummation of the transactions contemplated by, the Indemnification Agreement do not and will not result in the breach of any term or provision of the certificate of incorporation or by-laws of UBS(USA) or in a breach of, constitute a default under, require any consent under, or result in the acceleration or require prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which I have actual knowledge to which UBS(USA) is a party or by which it is bound or to which it is subject, or result in the creation or imposition of any lien upon any property of UBS(USA) pursuant to the terms of any such agreement or instrument, any of which occurrences, either in any one instance or in the aggregate, would call into question the validity of the Indemnification Agreement or be reasonably likely to impair materially the ability of UBS(USA) to perform under the terms of the Indemnification Agreement.

     In addition to the qualifications set forth above, the opinions herein are also subject to the following qualifications:

     1. I am a member of the Bar of the State of New York, and the opinions expressed herein concern only the laws of the State of New York, as currently in effect, the corporate law of the State of Delaware, as currently in effect, and solely with respect to paragraphs 3 and 4 above, the federal laws of the United States of America, as currently in effect.

     2. I assume no obligation to supplement this opinion if, after the date hereof, any applicable laws change or I become aware of any facts that might change the opinions set forth herein.

     3. The opinions are limited to the matters set forth in this letter. No other opinions should be inferred beyond the matters expressly stated.

     The opinions expressed in this letter may be relied upon solely by the addressees hereof solely with respect to the transactions described in the Indemnification Agreement, and may not be relied upon by any other person or entity, without my specific prior written consent.


                                                              Sincerely,

                                   SCHEDULE A



UBS Warburg LLC                                             Standard and Poor's Ratings Services, a division
1285 Avenue of the Americas                                   of The McGraw-Hill Companies, Inc.
New York, NY  10019                                         55 Water Street, 10th Floor
                                                            New York, NY  10004

Lehman Brothers Inc.                                        Moody's Investors Services, Inc.
101 Hudson Street                                           99 Church Street
Jersey City, NJ  07302                                      New York, NY  10007

Credit Suisse First Boston Corporation                      Structured Asset Securities Corporation
11 Madison Avenue                                           101 Hudson Street
New York, NY  10010                                         Jersey City, NJ  07302
